Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Annual Report For the year ended October 31, 2005

TH Lee Putnam Capital

TH Lee, Putnam Emerging Opportunities Portfolio

About the fund and TH Lee, Putnam Capital LLC

TH Lee, Putnam Emerging Opportunities Portfolio (“the fund”) is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets.

The fund is sponsored by an affiliate of TH Lee, Putnam Capital LLC, which is a joint venture of Putnam Investments (“Putnam”) and Thomas H. Lee Partners LP (“TH Lee”). This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners LP, founded in 1974, is one of the oldest and most successful private-equity investment firms in the United States. The firm’s investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world’s largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

The fund is managed by members of Putnam’s Small and Emerging Growth Team -- Richard Weed, Managing Director, and Raymond Haddad, Senior Vice President. This team analyzes small- and mid-capitalization growth stocks. Frederick Wynn, Managing Director, is responsible for managing the fund’s private equity investments.

The fund’s management structure also includes an Investment Committee consisting of senior Putnam and TH Lee investment professionals. The Investment Committee consults with the management team and gives final approval to the structure of all private-equity deals.

Report from Fund Management

Performance commentary

Your fund’s portfolio delivered a 6.78% return at net asset value for the fiscal year that ended October 31, 2005. We are also pleased to report that, in the later months of the period, aggressive growth stocks emerged as leading performers in the stock market. Additionally, our stock selection among private equities has proved rewarding as one private equity holding made a successful initial public offering in December 2004 and remains in the portfolio as a publicly traded stock. The valuations of the remaining four private equity holdings, which are in the venture capital stage of development and have limited liquidity, stayed approximately the same throughout the period. The portfolio’s publicly traded stocks participated in the stock market’s advance but the overall portfolio trailed the benchmark’s return of 13.83% .

RETURN FOR PERIODS ENDED OCTOBER 31, 2005

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP	Growth Index

1 year	6.78%	2.23%	13.83%

3 years	49.86	43.49	74.88

Annual average	14.44	12.79	20.48

Life of fund (since inception 7/30/01)	18.85	13.79	19.40

Annual average	4.14	3.08	4.25

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2005 (most recent quarter)

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP	Growth Index

1 year	12.83%	8.03%	21.01%

3 years	63.29	56.32	91.18

Annual average	17.76	16.06	24.11

Life of fund (since inception 7/30/01)	21.28	16.13	23.44

Annual average	4.73	3.65	5.17

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate and you may have a gain or a loss when you sell your shares. Returns at public offering price (POP) reflect the highest applicable sales charge of 4.25% . Sales charges differ with the original purchase amount. The fund currently is closed to new investments. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period this fund limited expenses, without which returns would have been lower.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005  1

Market overview

An expanding economy supported a generally stable stock market during the period. Gross domestic product grew at a fairly steady annual pace near 3.5% . However, there were episodes of volatility, particularly in March and October. The U.S. Federal Reserve Board’s (the Fed’s) continuing increases in interest rates, as well as a steady rise in energy prices, began to burden consumer spending. Rate increases also caused concern that corporate profit margins would come under pressure, though earnings generally remained high relative to long-term average levels.

The challenges facing businesses in the later months of the period created more favorable conditions for aggressive growth stocks. Many growth companies have superior business models, products, and services, which can provide a greater advantage in a more competitive environment. In the second half of the fiscal period, growth stocks began to outperform value stocks, and small- and mid-capitalization stocks continued to outperform large caps. Activity in the market for initial public offerings also accelerated during the summer months, though it dropped off again in September, when the hurricane season created new uncertainties about the pace of economic activity.

With regard to sectors, high oil and gas prices helped boost the earnings of energy and utilities companies. Communications services stocks also did well. The technology and health-care sectors, the largest areas of the growth universe, performed more in line with the broad market. Reflecting the rising burdens on consumer spending, consumer cyclical stocks underperformed in the period and lagged behind consumer staples.

Strategy overview

The fund’s approach to selecting stocks remains unchanged. Using a combination of fundamental and quantitative analytical tools, we research U.S. midsize and small companies to try to identify those likely to achieve top rates of sales and earnings growth. We believe that most of the stocks we choose will outperform the market over time, so this is where we tend to take investment risk. Typically, the portfolio’s sector weightings are similar to those of its benchmark. During the period, the portfolio had only modestly overweight positions in two sectors, energy and health care, and it was underweight in consumer cyclicals and technology. We also favored mid-cap stocks over small-cap stocks during the period.

2 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

As mentioned in the semiannual report, in light of the closing of the fund to new investors in January 2005, we have implemented a policy to stop making new investments in private equities of venture capital companies for the time being. In our view, devoting any more assets to additional venture capital companies could upset the diversification that we consider one of the fund’s attractive characteristics. The fund currently has four private equity holdings that together represent a significant portion of the portfolio and these could appreciate and represent a larger proportion of assets in the future.

How fund holdings affected performance

The health-care sector was the largest portion of the portfolio on an absolute basis and represented the biggest overweight position. Several holdings in the sector outperformed the benchmark index by a wide margin, including Coventry Health Care, Barr Pharmaceuticals, and Medimmune. Coventry is a managed health-care company operating health plans and insurance companies. Barr Pharmaceuticals develops, manufactures, and markets generic and proprietary prescription pharmaceuticals. Medimmune develops and markets products to treat infectious diseases, transplantation medicine, autoimmune diseases and cancer. There were some disappointing health-care holdings as well, including Invitrogen, a biotechnology company, and Atherogenics, a medical technology company, but we continue to have confidence in the growth potential of these companies and they remain holdings.

The portfolio’s technology position was slightly underweight relative to the benchmark, but still represented the second-largest weighting on an absolute basis. The results of our stock selections were mixed. There were very strong performers, such as MEMC Electronic Materials, which produces silicon wafers used in computers, telecommunications equipment, consumer electronics, industrial automation systems, and automobiles. Among the top detractors in the sector was Catapult Communications, which develops software-based test systems supporting customers with digital telecommunications equipment. This micro-cap stock plunged in May and we sold it after determining the company had poor business prospects relative to the stock’s valuation.

The consumer cyclicals sector faced many challenges during the period, given the increasing pressures on consumer spending. Our stock selections overall did not fare well, but one of the better performers was Skywest Airlines, an overweight position. In spite of higher fuel costs, Skywest’s profits rose compared with last year, and it added capacity by acquiring Atlantic Southeast Airlines during the period. Among our disappointments in the sector were Petsmart, the retail chain of pet-related goods, and Ameristar Casinos, a gaming company. Both were hurt because consumers, burdened with higher gas prices and interest payments, had less money to spend on their pets and on gaming. They were also both

TOP SECTOR WEIGHTINGS AS OF 10/31/05 (includes both public and private holdings)

Health care	24.8%

Technology	22.9

Consumer staples	17.0

Consumer cyclicals	10.1

Energy	6.9

Weightings are shown as a percentage of net assets. Holdings will vary over time.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 3

TOP 10 HOLDINGS (includes public and private companies)	INDUSTRY

Capella Education Co.	Schools

CommVault Systems	Software

Refractec	Medical Technology

Spirit Finance Corp.	Real Estate

Restore Medical	Medical Technology

MedImmune, Inc.	Biotechnology

Varian Medical Systems, Inc.	Medical Technology

WESCO International, Corp.	Electrical Equipment

R. H. Donnelley Corp.	Publishing

Lam Research Corp.	Semiconductor

These holdings represent 45.3% of the fund's net assets as of 10/31/05. Portfolio holdings will vary over time.

hurt by the hurricane season. Numerous Petsmart stores were forced to close for many weeks. Ameristar operates casinos in the state of Mississippi, where Hurricane Katrina caused extensive damage. Our view is that both stocks will recover from this temporary downturn, and they remain in the portfolio.

Spirit Finance, a commercial real estate finance and service company, which was initially purchased as a private security, completed its initial public offering in December 2004, and has remained among the portfolio’s holdings. We continue to support the company’s long-term strategy and we are impressed with the company’s recent business execution. The stock also continues to pay an attractive 6.7% dividend yield.

We continue to be pleased with the overall performance of the fund’s private equity portfolio and want to highlight some recent developments with these companies. In June, the team at Restore Medical that designed the firm’s innovative Pillar Procedure for treating sleep disordered breathing was named the “Outstanding Design Team” by Medical Device & Diagnostic Industry magazine. In July, CommVault, a company that serves businesses by protecting data on computer networks, won the Best Solution Award for its QiNetix product site at the Midsize Enterprise Summit 2005, produced by Gartner Vision Events. In October, Refractec, which develops minimally invasive procedures for ophthalmologists to treat patients, reported that the Federal Aviation Administration approved a protocol for airplane pilots to treat far-sightedness with the company’s NearVision CK procedure. Capella Education Company, as we mentioned in the fund’s semiannual report, filed an initial registration statement with the Securities and Exchange Commission in April. In July, Capella University, a wholly owned subsidiary of Capella Education Co. and an online, accredited, degree-granting university, held its largest graduation in its history, awarding 918 graduate and undergraduate degrees. We would like to be able to share more news about the private equity holdings, but due to the sensitive nature of the information and confidentiality agreements we have signed with the companies, we are restricted regarding the information we can provide on a company-by-company basis.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

4 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Aggressive growth stocks are performing well relative to other investment styles at this time. We believe our research capabilities and disciplined investment process can position the portfolio to benefit from this trend, which, in our opinion, enhances the prospects of both publicly traded stocks and venture capital companies.

The outlook for growth stocks is attractive as the economic expansion continues under tighter financing conditions. The economy already has weathered more than 10 interest-rate increases and a doubling in energy prices over the past year, yet growth continues. Companies that rely on consumer spending fueled by low interest rates and high rates of disposable income face significant challenges. But in our view, well-managed growth companies with solid balance sheets and business models, as well as strong products and services, are beginning the fund’s new fiscal year in a favorable position.

The views expressed here are exclusively those of TH Lee, Putnam Capital Management, LLC, the fund’s Manager. All such views are subject to change, including views regarding the fund’s private equity holdings. Although holdings described favorably were viewed as such as of 10/31/05, there is no guarantee the fund will continue to hold these securities in the future or that they will not decline in value.

The fund is currently closed to new investments. If the fund is re-opened, shares of the fund may be offered only to investors who have a net worth of more than $1,500,000 or who otherwise meet the definition of a “qualified client,” as defined in and adopted under the Investment Advisers Act of 1940, as amended.

An investment in the fund involves a considerable amount of risk and should be considered speculative. Because it is possible that you may lose some or all of your investment, you should not invest in the fund unless you can afford a total loss of investment. An investment in the fund involves a high degree of risk, which includes the following specific types of risk: the risks associated with venture-capital companies and venture-capital funds; investing in securities that are illiquid and subject to substantial transfer restrictions; the risks of investing in smaller companies; the fund’s ability to focus holdings in a small number of industry sectors which may be relatively new or emerging industries; the risk of investing in a fund that will pay an incentive fee; investing in a fund, many of whose assets will be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove inaccurate; and the risk involved in the fund Manager’s limited experience in venture-capital investing. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 5

Trustee approval of management contract

General conclusions

The Board of Trustees of your fund oversees the management of the fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with TH Lee, Putnam Capital Management, LLC. In this regard, the Board of Trustees requests and evaluates all information it deems reasonably necessary under the circumstances. On June 13, 2005, the Board of Trustees met to consider the information provided by the Manager and other information developed with the assistance of the Board’s independent counsel. Upon completion of this review, the Board of Trustees, following a vote by the Independent Trustees (those Trustees who are not “interested persons,” as defined in the Investment Company Act, of your fund or the Manager), approved the continuance of your fund’s management contract, effective July 27, 2005.

This approval was based on the following conclusions:

  That the fee schedule is, and since the inception of the fund has been, unusual and seeks appropriately to reflect fees charged by Putnam and competitive advisers in respect of the public and private securities portions of the fund’s portfolio, and in particular to reward successful investment decisions through the incentive fee applicable only to the private securities, and
  That the fee schedule currently in effect for your fund, including the base fee and incentive fee components, represents reasonable compensation in light of the nature and quality of the services being provided to the fund and the costs incurred by the Manager in providing such services.

These conclusions were based on a careful consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund are the result of several years of review and discussion between the Trustees and the Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Services provided; investment performance

The quality of the investment process provided by the Manager represented a major factor in the Trustees’ evaluation of the quality of services provided by the Manager under your fund’s management contract. The Trustees concluded that the Manager generally provides a high quality investment process but also recognize that this does not guarantee favorable investment results for the fund in every time period. The Trustees evaluated the experience and skills of the individuals assigned to the management of your fund’s public equity and private equity investments and the resources made available to such personnel. Recognizing that expertise of portfolio management personnel, particularly for private equity investments, is highly prized among competitive investment

6 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

advisers, the Trustees have noted favorably the Manager’s commitment to retaining highly qualified personnel notwithstanding the relatively small size of the fund and the determination to suspend sales of fund shares.

The Trustees considered the investment performance of your fund over the 1-year and since-inception periods ended March 31, 2005, and considered information comparing the fund’s performance with its benchmark index and with the performance of competitive funds. The Trustees also reviewed an analysis from the Manager of the costs of the services provided and profits realized by the Manager from the relationship with the fund in 2004.

Competitiveness

The Trustees reviewed comparative fee and expense information for other closed-end funds investing both in public and private equities, and noted that your fund’s management fees were generally lower than those of these funds. The Trustees noted in addition that the Manager has agreed to reimburse the fund to the extent that total fund expenses (exclusive of incentive fees payable under the management contract) exceed 1.85% of average annual assets through October 31, 2006. They also reviewed analysis provided by the Manager regarding the performance of your fund’s current and former private equity investments and noted the amounts your fund has accrued as incentive fees payable to the Manager under your fund’s management contract as a result of appreciation in the value of these investments.

The Trustees noted that your fund is the only client of the Manager, and that your fund is unique among all registered investment companies managed by affiliates of the Manager with respect to its investment objective and fee structure. The Trustees have been satisfied that the fund’s fee structure appropriately mediates the fees charged by Putnam Investments and competitors on portfolios of publicly-traded securities and those (including both asset-based fees and incentive fees) charged by managers of private securities. Accordingly, the Trustees did not attribute great weight to a comparative review of fees paid by other funds and institutional accounts whose assets are managed by the Manager’s affiliates.

Economies of scale

The Trustees noted that the fund’s fee structure does not have breakpoints (which lower the net effective fee rate as assets grow), that the Manager is compensated under the incentive fee only if the performance of the fund’s private assets is successful and that, since inception through October 31, 2006, the Manager has agreed to reimburse the fund to the extent its total expenses (exclusive of incentive fees) exceed 1.85% of average annual assets. The Trustees also noted that the fund’s assets as of May 31, 2005 were approximately $70 million and that, because your fund is presently not open to new investments, the fund’s assets have recently diminished through regular quarterly repurchases. The Trustees expressed their intent to consider whether the current fee arrangements remain appropriate if and when the fund is reopened to new investments and fund assets increase.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 7

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that the Manager may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser, subject to the obligation to seek best execution. This area has been marked by significant change in recent years. The Trustees noted that allocations of brokerage to reward firms that sell fund shares were discontinued on December 31, 2003. They also noted that, commencing in 2004, the allocation of brokerage commissions by the Manager to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract with Putnam Retail Management Limited Partnership (“PRM”) and a report from the Manager on the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”). PRM and PFTC are affiliates of the Manager. PFTC benefits from the fund’s custodian and investor servicing agreements, and PRM benefits from the fund’s distributor’s contract at times when the fund is open to new investments.

8 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Report of independent registered public accounting firm

To the Trustees of TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”) at October 31, 2005, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 15, 2005

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 9

The fund’s portfolio

October 31, 2005

Common stocks (62.1%)*
NUMBER OF SHARES		VALUE

Basic Materials (1.6%)

21,200	Crown Holdings, Inc. †	$343,864
9,600	Freeport-McMoRan Copper & Gold, Inc. Class B	474,432
9,127	Steel Dynamics, Inc.	282,663

		1,100,959

Biotechnology (2.1%)

9,900	Amylin Pharmaceuticals, Inc. †	332,640
10,800	Cubist Pharmaceuticals, Inc. †	218,268
4,000	Invitrogen Corp. †	254,360
17,200	MedImmune, Inc. †	601,656

		1,406,924

Capital Goods (4.5%)

3,600	Cummins, Inc.	307,332
8,700	DRS Technologies, Inc.	428,562
10,800	JLG Industries, Inc.	414,288
4,800	L-3 Communications Holdings, Inc.	373,536
11,900	Mueller Industries, Inc.	327,726
8,400	Reynolds and Reynolds Co. (The) Class A	222,936
13,300	Timken Co.	377,188
14,400	WESCO International, Inc. †	572,400

		3,023,968

Communications Equipment (0.2%)

3,152	Comtech Telecommunications Corp. †	120,911

Computers (2.1%)

19,900	Emulex Corp. †	368,349
7,800	Intergraph Corp. †	377,364
7,200	Logitech International SA ADR (Switzerland) †	276,192
7,100	NCR Corp. †	214,562
8,210	VeriFone Holdings, Inc. †	190,472

		1,426,939

Consumer Cyclicals (10.1%)

10,950	Advance Auto Parts, Inc. †	410,625
13,200	Aeropostale, Inc. †	257,928
6,900	American Eagle Outfitters, Inc.	162,495
10,000	Ameristar Casinos, Inc.	213,300
8,800	ARAMARK Corp. Class B	223,696
6,400	Brunswick Corp.	244,032
4,200	Building Material Holding Corp.	357,042
8,600	Choice Hotels International, Inc.	284,574
8,600	Conn’s, Inc. †	251,722
4,400	Consolidated Graphics, Inc. †	171,556
6,900	Desarrolladora Homex SA de CV ADR (Mexico) †	206,241

10 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

The fund’s portfolio

Common stocks
NUMBER OF SHARES		VALUE

Consumer Cyclicals (continued)

2,410	Global Cash Access, Inc. †	$33,788
14,300	GTECH Holdings Corp.	455,312
5,100	John H. Harland Co.	212,109
10,600	K-Swiss, Inc. Class A	322,770
4,500	Michaels Stores, Inc.	148,860
12,900	New York & Company, Inc. †	174,150
7,300	Oshkosh Truck Corp.	317,988
9,800	Pacific Sunwear of California, Inc. †	245,196
13,300	PETsMART, Inc.	312,550
9,800	Phillips-Van Heusen Corp.	278,810
9,200	R. H. Donnelley Corp. †	567,916
12,900	Stein Mart, Inc.	236,715
4,800	VistaPrint, Ltd. (Bermuda) †	81,264
8,700	Walter Industries, Inc.	397,329
7,400	West Corp. †	291,930

		6,859,898

Consumer Staples (4.3%)

8,700	Career Education Corp. †	309,633
6,200	Chattem, Inc. †	204,600
13,300	Domino’s Pizza, Inc.	318,136
12,100	Great Atlantic & Pacific Tea Co. †	339,889
10,800	Interline Brands, Inc. †	210,924
21,400	Labor Ready, Inc. †	499,690
8,300	Red Robin Gourmet Burgers, Inc. †	400,309
6,800	Talx Corp.	268,804
16,300	Tupperware Corp.	373,759

		2,925,744

Electronics (1.5%)

5,600	Amphenol Corp. Class A	223,832
86,300	Atmel Corp. †	212,298
16,400	Freescale Semiconductor, Inc. Class A †	388,516
11,700	MEMC Electronic Materials, Inc. †	209,898

		1,034,544

Energy (6.9%)

3,270	Bronco Drilling Co., Inc. †	79,265
4,900	CAL Dive International, Inc. †	301,546
5,800	CONSOL Energy, Inc.	353,220
6,100	Cooper Cameron Corp. †	449,753
5,170	Giant Industries, Inc. †	295,672
3,100	Hercules Offshore, Inc. †	67,487
6,800	Newfield Exploration Co. †	308,244
10,000	Noble Energy, Inc.	400,500
8,600	Patterson-UTI Energy, Inc.	293,518
6,100	Peabody Energy Corp.	476,776
18,400	Pride International, Inc. †	516,488
9,200	Rowan Cos., Inc.	303,508
6,800	Unit Corp. †	356,320
5,200	Universal Compression Holdings, Inc. †	185,380
10,300	Veritas DGC, Inc. †	331,763

		4,719,440

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 11

The fund’s portfolio

Common stocks
NUMBER OF SHARES		VALUE

Financial (4.4%)

3,600	AmerUs Group Co.	$212,832
11,200	Asset Acceptance Capital Corp. †	296,688
9,900	Calamos Asset Management, Inc. Class A	240,471
4,400	CB Richard Ellis Group, Inc. Class A †	214,940
11,955	Commerce Bancorp, Inc.	364,269
5,000	Corus Bankshares, Inc.	274,500
7,280	Nuveen Investments, Inc. Class A	294,622
4,900	Safety Insurance Group, Inc.	184,289
6,700	Texas Regional Bancshares, Inc.	196,511
9,700	W.R. Berkley Corp.	423,890
4,100	Westcorp	258,341

		2,961,353

Health Care Services (4.3%)

4,800	Cerner Corp. †	405,360
3,150	Coventry Health Care, Inc. †	170,069
12,300	Henry Schein, Inc. †	487,572
7,000	LifePoint Hospitals, Inc. †	273,700
10,000	Lincare Holdings, Inc. †	408,500
5,700	Pediatrix Medical Group, Inc. †	439,242
6,000	Sierra Health Services, Inc. †	450,000
7,600	United Surgical Partners International, Inc. †	272,460

		2,906,903

Medical Technology (5.3%)

12,400	American Medical Systems Holdings, Inc. †	202,740
7,900	Atherogenics, Inc. †	118,500
5,100	Bausch & Lomb, Inc.	378,369
6,900	Charles River Laboratories International, Inc. †	301,944
11,400	Dade Behring Holdings, Inc.	410,514
4,000	Diagnostic Products Corp.	168,400
6,700	DJ Orthopedics, Inc. †	194,836
6,500	Kinetic Concepts, Inc. †	233,350
5,700	Mentor Corp.	256,500
5,400	Respironics, Inc. †	193,698
9,400	Sybron Dental Specialties, Inc. †	403,260
8,200	Symmetry Medical, Inc. †	181,548
12,900	Varian Medical Systems, Inc. †	587,724

		3,631,383

Pharmaceuticals (2.1%)

7,200	Barr Pharmaceuticals, Inc. †	413,640
9,400	Endo Pharmaceuticals Holdings, Inc. †	253,048
11,600	Hospira, Inc. †	462,260
5,300	Salix Pharmaceuticals, Ltd. †	95,082
5,500	Watson Pharmaceuticals, Inc. †	190,080

		1,414,110

Real Estate (5.0%)

300,000	Spirit Finance Corp. (R)	3,366,000

12 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

The fund’s portfolio

Common stocks
NUMBER OF SHARES		VALUE

Semiconductor (1.1%)

17,000	Brooks Automation, Inc. †	$199,070
15,500	Lam Research Corp. †	522,970

		722,040

Software (2.3%)

14,100	Blackboard, Inc. †	396,210
16,200	Cadence Design Systems, Inc. †	258,876
15,900	Epicor Software Corp. †	195,252
6,700	FileNET Corp. †	188,605
29,600	Parametric Technology Corp. †	192,696
10,500	Progress Software Corp. †	326,970

		1,558,609

Technology Services (3.3%)

7,100	Anteon International Corp. †	320,920
16,500	CSG Systems International, Inc. †	387,915
5,800	Digital River, Inc. †	162,458
9,400	Fair Isaac Corp.	392,544
7,400	Fiserv, Inc. †	323,232
10,600	Global Payments, Inc.	454,210
8,600	Transaction Systems Architects, Inc. †	232,286

		2,273,565

Transportation (1.0%)

310	American Commercial Lines, Inc. †	8,717
5,500	Hornbeck Offshore Services, Inc. †	177,155
8,800	J. B. Hunt Transport Services, Inc.	170,808
10,500	SkyWest, Inc.	307,755

		664,435

	Total Common stocks (cost $38,272,076)	$42,117,725

Convertible preferred stocks (36.1%)*
NUMBER OF SHARES		VALUE

449,640	Capella Education Co. Ser. G, zero % cv. pfd.
	(Private) (acquired 2/14/02, cost $5,009,274) ‡ † (F)	$8,606,105
2,235,708	CommVault Systems Ser. CC, zero % cv. pfd. (Private)
	(acquired various dates from 1/30/02 through 9/4/03,
	cost $7,011,032) ‡ † (F)	8,406,262
833,333	Refractec Ser. D, zero % cv. pfd. (Private) (acquired
	various dates from 8/16/02 through 6/30/03,
	cost $4,999,998) ‡ † § (F)	4,499,998
1,145,039	Restore Medical Ser. C, zero % (Private)
	(acquired 1/28/04, cost $3,009,673) ‡ † § (F)	3,000,002

	Total Convertible preferred stocks (cost $20,029,977)	$ 24,512,367

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 13

The fund’s portfolio

Short-term investments (3.4%)* (cost $2,338,000)
PRINCIPAL AMOUNT		VALUE

$2,338,000	Repurchase agreement dated October 31, 2005 with
Bank of America due November 1, 2005 with respect
to various U.S. Government obligations -- maturity
value of $2,338,259 for an effective yield of 3.99%
(collateralized by Freddie Mac zero % due 4/4/2006
	valued at $2,386,371)	$ 2,338,000

	Total Investments (cost $60,640,053)	$68,968,092

* Percentages indicated are based on net assets of $67,860,108.
† Non-income-producing security.
‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2005 was $24,512,367 or 36.1% of net assets.
§ Affiliated Companies (Note 4).
(R) Real Estate Investment Trust.
(F) Security is valued at fair value following procedures approved by the Trustees (Note 1).
At October 31, 2005, liquid assets totaling $51,822 have been designated as collateral for open written option contracts.
ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.
The accompanying notes are an integral part of these financial statements.

Written options outstanding at October 31, 2005
(premiums received $1,014)
CONTRACT		EXPIRATION DATE/
AMOUNT		STRIKE PRICE	VALUE

601	Medimmune, Inc. (Put)	Nov 05/29.07	$ 124
859	Walter Industries, Inc. (Put)	Nov 05/39.99	434

$558

14 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Statement of assets and liabilities

October 31, 2005

Assets

Investments in securities, at value (Note 1)

Unaffiliated issuers (identified cost $52,630,382)	$61,468,092

Affiliated issuers (identified cost $8,009,671) (Note 4)	7,500,000

Cash	542

Dividends receivable	3,694

Receivable for securities sold	612,944

Total assets	$69,585,272

Liabilities

Payable for securities purchased	365,860

Payable for shareholder servicing fee (Note 2)	52,367

Payable for compensation of Manager (Note 2)	217,967

Payable for incentive fee (Note 2)	969,678

Payable for investor servicing and custodian fees (Note 2)	15,851

Payable for administrative services (Note 2)	11,399

Written options outstanding, at value (premiums received $1,014) (Note 1)	558

Other accrued expenses	91,484

Total liabilities	1,725,164

Net assets	$67,860,108

Represented by

Paid-in capital (10,000,000 unlimited shares authorized) (Note 1)	$52,076,605

Accumulated net realized gain on investments (Note 1)	7,455,008

Net unrealized appreciation of investments	8,328,495

Total -- Representing net assets applicable to capital shares outstanding	$67,860,108

Computation of net asset value

Net asset value and redemption price per common share
($67,860,108 divided by 2,438,393 shares)	$27.83

Offering price per class common share (100/95.75 of $27.83)*	$29.07

*	On single retail shares of less than $500,000. On sales of $500,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 15

Statement of operations

Year ended October 31, 2005

Investment income:

Dividends (net of foreign tax of $354)	$473,773

Interest	74,166

Other income (Note 6)	11,313

Total investment income	559,252

Expenses:

Compensation of Manager (Note 2)	876,189

Incentive fee (Note 2)	107,692

Investor servicing fees (Note 2)	39,424

Custodian fees (Note 2)	84,802

Trustee compensation and expenses (Note 2)	75,764

Administrative services (Note 2)	73,042

Shareholder servicing fees (Note 2)	164,406

Legal	96,227

Other	79,574

Fees waived and reimbursed by Manager (Note 2)	(138,636)

Net expenses	1,458,484

Net investment loss	(899,232)

Net realized gain on investments (Notes 1 and 3)	8,591,408

Net realized gain on written options (Notes 1 and 3)	20,041

Net unrealized depreciation of investments and written
options during the year	(2,724,770)

Net gain on investments	5,886,679

Net increase in net assets resulting from operations	$4,987,447

The accompanying notes are an integral part of these financial statements.

16 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Statement of changes in net assets

	Year ended	Year ended
	October 31	October 31
	2005	2004

Decrease in net assets

Operations:

Net investment loss	$ (899,232)	$ (1,857,057)

Net realized gain on investments	8,611,449	11,775,704

Net unrealized depreciation of investments	(2,724,770)	(6,255,100)

Net increase in net assets resulting from operations	4,987,447	3,663,547

Distributions to shareholders: (Note 1)

From net realized long-term gain on investments	(1,368,623)	--

Capital share transactions:

Proceeds from shares issued	1,200,930	2,119,730

Reinvestments in connection with distributions	995,905	--

Cost of shares repurchased (Note 5)	(15,497,419)	(18,261,812)

Decrease from capital share transactions	(13,300,584)	(16,142,082)

Total decrease in net assets	(9,681,760)	(12,478,535)

Net assets

Beginning of year	77,541,868	90,020,403

End of year	$67,860,108	$ 77,541,868

Number of fund shares

Shares outstanding at beginning of year	2,921,173	3,554,909

Shares issued	43,758	81,188

Shares reinvested	36,790	--

Shares repurchased (Note 5)	(563,328)	(714,924)

Shares outstanding at end of year	2,438,393	2,921,173

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 17

Statement of cash flows

For the year ended October 31, 2005

Increase in cash

Cash flows from operating activities:

Net increase in net assets from operations	$ 4,987,447

Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:

Purchase of investment securities	(74,507,373)

Proceeds from disposition of investment securities	93,103,464

Purchase of short-term investment securities, net	(2,338,000)

Decrease in dividends receivable	8,925

Decrease in payable for shareholder servicing fees	(3,870)

Increase in payable for compensation of Manager	45,163

Increase in payable for incentive fee	107,692

Decrease in payable for investor servicing and custodian fees	(22,735)

Decrease in payable for administrative services	(1,081)

Net premiums received on written options	1,014

Decrease in other accrued expenses	(13,436)

Net realized gain on investments	(8,591,408)

Net unrealized depreciation on investments during the year	2,724,770

Net cash provided by operating and investing activities	$ 15,500,572

Cash flows from financing activities:

Proceeds from shares sold	1,200,930

Payment of shares redeemed	(15,497,419)

Cash distribution paid to shareholders	(372,718)

Net cash used in financing activities	(14,669,207)

Net increase in cash	831,365

Cash balance, beginning of year	(830,823)

Cash balance, end of year	$ 542

The accompanying notes are an integral part of these financial statements.

18 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Financial highlights

(For a common share outstanding throughout the period)
					For the period
					July 30, 2001†
Per-share		Year ended October 31			to October 31
operating performance	2005	2004	2003	2002	2001

Net asset value,
beginning of period	$26.54	$25.32	$18.91	$22.44	$23.88

Investment operations:

Net investment income (loss) (a,b)	(.34)(f)	(.59)	(.45)	(.38)	--(e)

Net realized and unrealized
gain (loss) on investments	2.13	1.81	6.86	(3.11)	(1.44)

Total from investment operations	1.79	1.22	6.41	(3.49)	(1.44)

Less distributions:

From net investment income	--	--	--	(.04)	--

From net realized gain
on investments	(.50)	--	--	--	--

From return of capital	--	--	--	--(e)	--

Total distributions	(.50)	--	--	(.04)	--

Net asset value,
end of period	$27.83	$26.54	$25.32	$18.91	$22.44

Total return at net asset value
after incentive fee (%)(c)	6.78	4.82	33.90	(15.61)	(6.03)*

Total return at net asset value
before incentive fee (%)(c)	7.07	5.53	34.43	(15.61)	(6.03)*

Ratios and supplemental data

Net assets, end of period
(in thousands)	$67,860	$77,542	$90,020	$73,682	$85,908

Ratio of expenses to average net
assets after incentive fee (%)(b,d)	2.00	2.49	2.30	2.21	.58*

Ratio of expenses to average net
assets before incentive fee (%)(b,d)	1.85	1.85	1.85	2.21	.58*

Ratio of net investment loss to average
net assets after incentive fee (%)(b)	(1.23)(f)	(2.30)	(2.17)	(1.76)	--*

Portfolio turnover rate (%)	103.14	100.29	93.90	102.88	11.20*

    †   Commencement of operations.

    *      Not annualized.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 reflect a reduction of 0.19%, 0.15%, 0.10%, 0.07%, and 0.04%, respectively, based on average net assets.

(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d)	Includes amounts paid through expense offset arrangements (Note 2).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Investment Management, LLC’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets (Note 6).

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 19

Notes to financial statements October 31, 2005

Note 1 Significant accounting policies

TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”), is a series of TH Lee, Putnam Investment Trust (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.25% . The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to qualified clients, as defined in the Investment Advisers Act of 1940, as amended. On January 26, 2005 the Trustees closed the fund to any new sales (except through dividend reinvestments) of shares. The Trustees may consider reopening the fund to new sales of shares again if current conditions change.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are stated at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the “Manager “), a subsidiary of TH Lee, Putnam Capital, L.P. (a joint venture of Putnam Investment Holdings, LLC, which in turn is an indirect subsidiary of Putnam LLC (“Putnam”) and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and will adjust its value, as necessary, based on such factors as the financial and/or

20 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

operating results, the general developments in the issuer’s business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Restricted securities of the same class as publicly traded securities will be valued at a discount from the public market price reflecting the nature and extent of the restriction. Securities fair valued at October 31, 2005 represented 36.1% of the fund’s net assets. Fair value prices may differ materially from the value that would be realized if the fair-valued securities were sold. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

On November 11, 2005, the fund’s positions in Capella Education Co. and CommVault Systems were revalued at $8,992,000 and $6,997,766, respectively, pursuant to the fund’s fair value procedures.

B) Security transactions and related investment income

Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital, if any, are reflected as a reduction of cost when the amount is conclusively determined.

C) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Futures and options contracts

The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 21

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2005, the fund reclassified $899,232 to decrease net investment loss and $11,243 to increase paid-in-capital, with a decrease to accumulated net realized gains of $910,475.

22 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,207,075
Unrealized depreciation	(1,903,180)
-------------------
Net unrealized appreciation	8,303,895
Undistributed short-term gain	2,669,564
Undistributed long-term gain	4,809,588

Cost for federal income tax purposes	$60,664,197

G) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

H) Statement of cash flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund’s Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2005.

Note 2 Management fee, administrative services and other transactions
____________________________________________________________________________________________________________________________________________________________________

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on investments that were originally purchased by the fund in private equity transactions. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable, unrealized gains). The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund’s operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lock-up period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all amounts that are actually distributed to the fund less

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 23

realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable, although the fund will continue to accrue a liability with respect to additional unrealized gains for such security. At October 31, 2005, incentive fees totaling $969,678 have been accrued based on the aggregate incentive fee base, of which $107,692 was accrued for the year ended October 31, 2005.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2006, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund’s assets are provided by PFTC, a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts. During the year ended October 31, 2005, the fund paid PFTC $121,396 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended October 31, 2005, there was no reduction to the fund’s expenses under these arrangements.

Each independent Trustee of the trust receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the year ended October 31, 2005, Putnam Retail Management, acting as underwriter received net commissions of $1,645 from the sale of common shares.

24 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Note 3 Purchases and sales of securities ____________________________________________________________________________________________________

During the year ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $74,267,926 and $91,311,443, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

			Contract	Premiums
			Amounts	Received
Written options outstanding
at beginning of year			--	$ --

Options opened			63,757	40,006
Options exercised			(19,359)	(15,118)
Options expired			(32,785)	(18,045)
Options closed			(10,153)	(5,829)

Written options outstanding
at end of year			1,460	$ 1,014

Note 4 Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of Affiliates	Purchase Cost	Sales Cost	Dividend Income	Fair Value

Refractec	$--	$--	$--	$ 4,499,998
Restore Medical	--	--	--	3,000,002

Totals	$--	$--	$--	$7,500,000

Fair value amounts are shown for issues that are affiliated at period end.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 25

Note 5 Share repurchases

 To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchases are made in February, May, August and November of each year. Repurchase offers are made for at least 5% (but not more than 25%) of fund shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund’s shares, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund. For the year ended October 31, 2005, the fund repurchased 563,328 shares valued at $15,497,419.

On February 11, 2005 and May 13, 2005, the fund received actual redemption requests totaling $5,060,332 or 6.409% and $4,108,344 or 5.761% of total fund assets, respectively. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 77% and 86.7% respectively, of the shares the shareholder requested be repurchased.

	Shares
Date	Repurchased	Amount

November 2004	156,492	$4,312,929
February 2005	141,039	3,929,357
May 2005	144,712	3,840,536
August 2005	121,085	3,414,597

At October 31, 2005, the Manager owned 213,521 shares of the fund (8.6% of shares outstanding)
valued at $5,942,289.

Note 6 Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the Putnam funds. The restitution amount will be allocated to shareholders and Putnam funds pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

26 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission for distribution to certain Putnam funds pursuant to a plan approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing. Although TH Lee, Putnam Emerging Opportunities Portfolio will not receive any portion of those amounts, the Manager elected to make a voluntary additional payment of $11,313 to the fund in connection with the settlement order. This amount, which is reflected in Other income on the Statement of operations, was calculated on the same basis, and paid at the same time, as amounts distributed to other Putnam funds pursuant to the distribution plan.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 27

Federal tax information

(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $4,860,283 as long term capital gain, for its taxable year ended October 31, 2005.

The fund designated 17.36% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2005, the fund designated 17.57% of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

28 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the “Trust”) and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post Office Square, Boston, Massachusetts 02109.

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

John A. Hill	Chairman and Trustee	Born 1942	Chairman and Trustee, Putnam
Funds (108 funds as of October 31,
2005), Vice-Chairman, First
Reserve Corporation (a private
equity buyout firm that specializes
in energy investments in the diver-
sified world-wide energy industry).
Director of Devon Energy
Corporation, TransMontaigne Oil
Company, Sarah Lawrence College
and various private companies
controlled by First Reserve
Corporation. Formerly a Director of
Continuum Health Partners of New
York and St. Luke’s-Roosevelt (a
New York City Hospital).
Thomas H. Lee*	Trustee	Born 1944	Chairman and CEO of Thomas H. Lee
Partners, L.P. Currently serves or has
served as Director of General
Nutrition Companies, Metris
Companies, Inc., Playtex Products,
Inc., Refco Group Ltd., LLC, Snapple
Beverage Corp., Vertis Holdings, Inc.,
Warner Music Group, and Wyndham
International, Inc. Member of The JP
Morgan National Advisory Board. Mr.
Lee is currently a trustee of The
Intrepid Museum Foundation, Lincoln
Center for the Performing Arts, The
Museum of Modern Art, NYU Medical
Center, The Rockefeller University,
and Whitney Museum of American
Art. He also serves on the Executive
Committee for Harvard University’s
Committee on University Resources.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 29

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

Joseph L. Bower	Trustee	Born 1938	Donald K. David Professor of
Business Administration, Harvard
Business School, and Chair of The
General Manager Program. Director,
Anika Therapeutics, Inc., Brown
Shoe, Inc., Loews Corporation, New
America High Income Fund and
Sonesta International Hotels
Corporation. Trustee of the New
England Conservatory of Music and
of the DeCordova Museum and
Sculpture Park. Prior to 2005,
Director, ML-Lee/Acquisition Funds.
Stephen B. Kay	Trustee	Born 1934	Senior Director of Goldman, Sachs
& Co. Director of CareGroup
(consortium of hospitals). Trustee,
Chairman of the Investment
Committee and Member of the
Executive & Finance Committees of
the Board of the Dana-Farber
Cancer Institute. Member of the
Dean’s Advisory Council, Harvard
School of Public Health. Member of
the Board of Overseers of Harvard
University from 1994-1999. Chair of
the Board of Trustees and Member
of the Investment Committee,
Brandeis University. Prior to 2004,
a Director of Control Risk Insurance
Company. Former director of the
Harvard Alumni Association and
past President of the Harvard
Business School Association of
Boston. Former Chairman of the
Board of Directors of Beth Israel
Hospital and former Chairman of
the Board of CareGroup.

30 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

Linwood E. Bradford	President and	Born 1968	Managing Director,
	Principal Executive		Putnam Investments
Officer
Steven D. Krichmar	Vice President and	Born 1958	Senior Managing Director, Putnam
	Principal Financial		Investments. Prior to 2001, Partner,
	Officer		PricewaterhouseCoopers LLP
Michael T. Healy	Vice President,	Born 1958	Managing Director,
	Principal Accounting		Putnam Investments
Officer, and Assistant
Treasurer
Amrit Kanwal	Vice President	Born 1965	Senior Managing Director,
	and Treasurer		Putnam Investments
Francis J. McNamara, III	Vice President	Born 1955	Senior Managing Director, Putnam
	and Clerk		Investments. Prior to 2004, General
Counsel of State Street Research &
Management Company
James P. Pappas	Vice President	Born 1953	Managing Director, Putnam
Investments. During 2002,
Chief Operating Officer, Atalanta
Sosnoff Management Corporation.
Prior to 2001, President and Chief
Executive Officer, UAM Investment
Services, Inc.
Charles A. Ruys de Perez	Vice President and	Born 1957	Managing Director,
	Chief Compliance		Putnam Investments
Officer
Robert R. Leveille	Vice President and	Born 1969	Senior Vice President, Putnam
	Assistant Clerk		Investments. From October 2002 to
June 2004, Member, Bell, Boyd &
Lloyd, L.L.C. From January 2001 to
September 2002, Vice President,
Liberty Funds Group. Prior to 2001,
Associate, Ropes & Gray LLP.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 31

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

PROXY VOTING

TH Lee, Putnam Capital is committed to managing its mutual funds in the best interests of shareholders. The fund’s proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the fund’s proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

FUND PORTFOLIO HOLDINGS

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

TH LEE, PUTNAM CAPITAL’S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

32 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005

Not FDIC Insured May Lose Value No Bank Guarantee

Fund information

INVESTMENT MANAGER
TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109
MARKETING SERVICES
Putnam Retail Management, L.P.
One Post Office Square
Boston, MA 02109
CUSTODIAN
Putnam Fiduciary Trust Company
LEGAL COUNSEL
Sullivan & Cromwell LLP
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
TRUSTEES
John A. Hill
Chairman
Joseph L. Bower
Stephen B. Kay
Thomas H. Lee
OFFICERS
Linwood E. Bradford
President and Principal Executive Officer
Steven D. Krichmar
Vice President and Principal Financial Officer
Michael T. Healy
Vice President and Principal Accounting Officer
Amrit Kanwal
Vice President and Treasurer
Francis J. McNamara, III
Vice President, Chief Legal Officer and Clerk
Robert R. Leveille
Vice President and Assistant Clerk
James P. Pappas
Vice President
Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2005 33

TH Lee Putnam Capital

One Post Office Square Boston, Massachusetts 02109

229323 12/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of TH Lee, Putnam Capital Management, LLC ("THLPCM") or its affiliate, Putnam Investment Management, LLC. As such, they are subject to a comprehensive Code of Ethics adopted and administered by THLPCM which is designed to protect the interests of the firm and its clients. In particular, the Code of Ethics of THLPCM provides that all officers of THLPCM are subject to the restrictions, limitations and reporting provisions of the Code of Ethics of Putnam Investments. In addition, the Fund has adoped a Code of Ethics which incorporates the Code of Ethics of THLPCM with respect to all of its officers and Trustes who are also officers, directors or employees of THLPCM or any of its affiliates. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers. The Code of Ethics of THLPCM further incorporates the Code of Ethics of Putnam Investment Management, LLC with respect to such persons.

(c) In July 2004, Putnam Investment Management, LLC and Putnam Retail Management Limited Partnership, the Fund's principal underwriter, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be "access persons" under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee's account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make "qualified redemptions" of shares from such an account less than 90 days (or one year, as applicable) after purchase. "Qualified redemptions" include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee's personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Fund's Audit Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that Mr. Hill qualifies as an "audit committee financial expert" (as such term has been defined in the Regulations). The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal	Audit	Audit-Related	Tax	All Other
year ended	Fees	Fees	Fees	Fees

October 31, 2005	$ 47,800	$--	$ 4,200	$--
October 31, 2004	$ 52,800	$--	$ 4,200	$--

For the fiscal years ended October 31, 2005 and October 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $167,879 and $119,114 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit Committee of the fund has determined that, as a matter of policy, all work performed for the fund by the fund’s independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit Committee believes that it may be appropriate for TH Lee, Putnam Capital Management, LLC (“TH Lee, Putnam Capital”) and certain of its affiliates to engage the services of the fund’s independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

The Committee has had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the fund, TH Lee Putnam Capital and any entity controlling, controlled by or under common control with TH Lee, Putnam Capital that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year	Audit-Related	Tax	All Other	Total
ended	Fees	Fees	Fees	Non-Audit Fees

October 31, 2005	$--	$--	$--	$--
October 31, 2004	$--	$--	$--	$--

Item 5. Audit Committee

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Stephen B. Kay (Chairperson) John A. Hill Joseph L. Bower (b) Not applicable

Item 6. Schedule of Investments:

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Fund has adopted the Proxy Voting Procedures and Proxy Voting Guidelines of Putnam Investments (an affiliate of THLPCM) for purposes of exercising its rights with respect to voting securities owned by the Fund.

January 3, 2005

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam’s investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The

Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2. considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee’s review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* Putnam will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors,

* The board does not have nominating, audit and compensation committees composed solely of independent directors,

* The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

* Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

* Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

* Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

* Putnam will vote on a case-by-case basis in contested elections of directors.

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

* Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* Putnam will withhold votes for any nominee for director who serves on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

* Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

* Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* Putnam will vote for proposals to affect stock splits (excluding reverse stock splits.)

* Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

* Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

* Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

* Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non-US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

* Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Uncontested Election of Directors

Japan

A. Matters Relating to the Board of Directors

For companies that have established a U.S.-style corporate structure, Putnam will withhold votes for the entire board of directors if:

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

Putnam will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

B. Article Amendments

* Putnam will vote for article amendments seeking to adopt U.S.-Style “Board with Committees” Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

* Putnam will vote against amendments to lower the quorum requirement, unless Putnam believes it will not lead the company to slight its independent shareholders. However, where the company takes concrete steps to improve shareholder participation - such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet - or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam will vote for lowering the quorum requirement.

* Putnam will vote for amendments to reduce director’s term in office because Putnam supports annual elections for directors.

* Putnam will vote for amendments to extend internal auditors’ term in office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

* Putnam will vote for requests to expand the board, unless the expansion is clearly disproportionate to the growth in the scale of the business.

* Putnam will vote for amendments to introduce independent auditor provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

* Putnam will vote for amendments to expand business lines. However, Putnam will vote against where a company in financial difficulty proposed expansion into a risky field unrelated to its core business.

* Putnam will vote for amendments that seek to clarify director authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

* Putnam will vote for amendments seeking to cancel year-end book closure. As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

* Putnam will vote for amendments seeking to introduce JASDEC provisions. This allows the company to participate in Japan’s automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

* Authorizing Share Repurchases at Board's Discretion: If there is any danger that a share repurchase program would lead to a creeping takeover, create concerns about liquidity and marketability for remaining shareholders, or the company generates insufficient cash flow, Putnam will vote against granting the board the authority to repurchase shares at its discretion. If none of those concerns apply, Putnam will vote for the article amendment granting the authority to the board (unless it's bundled with another amendment Putnam opposes).

C. Compensation Related Matters

* Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders with little-to-no ability to impact the share price of the granting company.

* Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

* Retirement Bonuses for Directors and Auditors: When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote against payment, particularly as the size of these payments are at the discretion of the board. Putnam will also vote against payment of retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served.

Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire item.

D. Other Business Matters

* Mergers: Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

* Sale of Company Assets/Acquisition of Assets of Another Company: Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

* Formation of a Holding Company: Putnam will vote for the formation of a holding company, if routine. Holding companies, banned during the U.S. occupation of Japan after World War II, are once again legal in Japan, and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

Korea

Putnam will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

Putnam will withhold votes for the entire board of directors if:

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the UK’s Combined Code on Corporate

Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Hong Kong

Proposal: Request for authority to issue shares without preemptive rights up to 20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote Against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section III. Voting Shares of Non US Issuers.

Exhibit B to Proxy Procedures

Proxy Vote Referral Request: Company XYZ, Vote Due X/X/XX

Proxy Recommendation Company Name: XYZ Inc. From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:
_________. No response will indicate that there have been none.

Meeting Date:

Vote Recommendation Due Date:

* Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

* Please provide vote rationale when you believe additional information is necessary to explain your vote.

Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. [Description of item]

Rationale: ___________

Proxy Service Analysis:

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1. Company name:____________________________________________

2. Date of Meeting: ___________________________________________

3. Referral Item(s): ____________________________________________

4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:___________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

___________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card

Title: Assistant Vice President, Manager, Proxy Voting

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchase of Equity Securities

Maximum

Total Number Number (or of Shares Approximate

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value) of
			as Part of	Shares that
			Publicly	May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs

August 14, 2004 through
November 12, 2004	156,492	$27.56	156,492	--

November 13, 2004 through
February 11, 2005	141,039	$27.86	141,039	--

February 12, 2005 through
May 13, 2005	144,712	$26.54	144,712	--

May 14, 2005 through
August 12, 2005	121,085	$28.20	121,085	--

The fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchase offers are made for at least 5% (but not more than 25%) of its shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund's shares, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund.

	Date Plan	Expiration
	Announced	Date
August 14, 2004
November 12, 2004	October 20, 2004	November 12, 2004

November 13, 2004 through
February 11, 2005	January 12, 2005	February 11, 2005

February 12, 2005 through
May 13, 2005	April 11, 2005	May 13, 2005

May 14, 2005 through
August 12, 2005	July 11, 2005	August 12, 2005

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) The Codes of Ethics of the Fund, which incorporates the Code of Ethics of TH Lee, Putnam Capital Management, LLC, and Putnam Investments are filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Linwood E. Bradford
Linwood E. Bradford
Principal Executive Officer

Date: January 6, 2006

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 6, 2006